CSFB Energy Summit 2004 February 5, 2004 Mike McShane, Chairman and CEO Matt Fitzgerald, Senior Vice President and CFO

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions, which are more fully described in Grant Prideco, Inc.'s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, include the impact of changes in oil and natural gas prices and worldwide and domestic economic conditions on drilling activity and demand for and pricing of Grant Prideco's products, impact of geo-political and other events affecting international markets and trade, Grant Prideco's ability to remain on the leading edge of technology in its products and maintain and increase its market share, the impact of international and domestic trade laws, unforeseen or unexpected litigation, manufacturing difficulties and disruptions, the impact of increased competitors in the U.S. premium connection market, the ability of Grant Prideco to successfully reduce the debt incurred in connection with the ReedHycalog(tm) acquisition, the ability of Grant Prideco to maintain and increase ReedHycalog's market share and profitability, changes in foreign currency exchange rates that increase the cost of manufacturing, and Grant Prideco's assumptions relating thereto. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material respects from those currently anticipated and reflected in Grant Prideco's forward-looking statements. NOTE: Reconciliation of non-GAAP measures to reported GAAP results are included on Attachment "A." Forward-Looking Statements

2003 Highlights Successful ReedHycalog(tm) Transition Exited Several Non-Strategic Product Lines New Product Rollouts Drill Pipe Manufacturing Rationalization Project

Drilling Products & Services $292.4 Million (36%) Pro Forma Consolidated Revenue Drilling Products & Services Premium Connections & Tubular Products Marine Products & Services Other Reed 292.389 190.501 78.503 14.074 237.767 Other $14.1 Million (2%) LTM 9/30/03 Revenues = $813 Million ReedHycalog $237.8 Million* (29%) Tubular Technology & Services $190.5 Million (23%) Marine Products & Services $78.5 Million (10%) * Amount represents trailing 12 months of revenue generated by ReedHycalog (pre & post acquisition).

Grant Prideco OMSCO Texas Steel IDPA SMFI Daido Drilco Tagenrok Sinarsky BHNKK Republica OTHER Market Share 299 61 19 57 49 24 16 24 24 14 14 23.1 Estimated Worldwide Market Drill stem products market defined as drill pipe, drill collars and heavy weight drill pipe. * Premium drilling products include any product requiring premium connections and/or sour service grades, landing strings and purpose built drilling products. Source: Grant Prideco. Grant Prideco Others Total OCTG Market 0.8 0.2 Premium Drilling Products Market* Drill Stem Products Market: Dominant Position Limited Distribution

Historical Drilling Products Performance Revenues & Operating Income Margins 1998 1999 2000 2001 2002 LTM 9/30/03* Revenue 412.56 134.28 208.35 382.58 317.28 292.389 Operating Margin (excluding charges) 0.314 0.011 0.045 0.244 0.209 0.145 * Represents operating results reported by Grant Prideco for 12 month period ended September 30, 2003. ** Represents operating income margin excluding charges (see Attachment A).

Drilling Products Strategy Continue Premium Products Development Automate Manufacturing Processes Rationalization of Excess Capacity Pursue International Growth Opportunities CIS Middle East

API TSS-95 XD-105 GPDS HT XT SS-105 XTM Purpose-Built 6 7/8 Landing String Slip-Proof Landing String Purpose-Built Landing String Price -20 -10 0 10 20 30 40 50 60 70 80 90 100 110 120 130 60 60 60 60 60 60 60 60 60 60 60 60 60 60 60 60 Proven Record for Developing Value-Adding Drill Stem Products Technology Value / Price Sour Service Environments Extended Reach and High Torque Improved Drilling Efficiencies High Tensile Strength Landing Strings Purpose Built Deep Water Strings Premium Products Portfolio

Potential Opportunity to Streamline Manufacturing Operations

Current Worldwide Drill Pipe Capacity Approximately 15 – 16 Million Feet/Year

Facility	Green Tubes	Upset	Heat Treat, Quench and Temper	Tool Joints Forging	Tool Joints Finishing	Welding	Collars, Heavy Weight Drill Pipe and Drill Stem Accessories
Austria	√	√	√				
Italy				√	√		
Mexico				√	√	√	
Canada		√	√		√	√	√
US		√	√		√	√	√
Indonesia					√	√	
Singapore							√
China		√	√		√	√	

Potential Opportunity to Reduce:

- Roofline
- Overhead
- Logistics Cost
- Manufacturing Time

9

GRANTPRIDECO

Year 1998 1999 2000 2001 2002 2003 Drill Pipe Footage Sold 11.08 3.54 4.79 8.88 6.44 7.14 Pro Forma Additional JSG Drill Pipe Footage Sold 1.89 1.89 1.89 1.89 0.47 Shrinking Drill Pipe Inventories Should Provide Future Benefit * Red outline area represents estimated Chinese sales by JSG prior to GRP consolidated ownership in 2002. Phase I: Reassessing Drill Pipe Capacity Maximum Utilization PF China PF China PF China PF China PF China Pro Forma GRP Annual Drill Pipe Sales and Current Capacity Average Utilization Current Capacity

ReedHycalog 2003 Highlights Strong North America Market Recovery Completed Transition Successful Product Rollouts Record Quarterly Revenues for Second Half of Year

"Phase 2" of ReedHycalog Ownership Geographic Growth Product Line Extension / Improvement Manufacturing Efficiencies "Inter-Division" Synergies

Reed-Hycalog Security Smith Hughes Others 0.198 0.168 0.283 0.272 0.079 ReedHycalog Security Hughes Smith Others Drill Bit Market Estimated Worldwide Market Shares Source: Grant Prideco estimates.

Industry Shifting From Roller Cone to Fixed Cutter Sales 1H'93 2H'93 1H'94 2H'94 1H'95 2H'95 1H'96 2H'96 1H'97 2H'97 1H'98 2H'98 1H'99 2H'99 1H'00 2H'00 1H'01 2H'01 1H'02 2H'02 1H'03 2H'03 ReedHycalog - Fixed Cutter % of Total Drill Bit Sales 0.39 0.38 0.42 0.41 0.49 0.47 0.49 0.45 0.44 0.41 0.46 0.48 0.53 0.48 0.43 0.39 0.4 0.42 0.5 0.48 0.56 0.57 Fixed Cutter Market as % of Total Bit Market (Excluding ReedHycalog) 0.25 0.25 0.27 0.24 0.26 0.29 0.3 0.3 0.32 0.31 0.34 0.36 0.41 0.39 0.37 0.37 0.34 0.38 0.41 0.41 0.42 0.42 Fixed Cutter Market as % of Total Drill Bit Market (4 Competitors) 0.28 0.28 0.31 0.28 0.32 0.33 0.35 0.34 0.35 0.33 0.37 0.39 0.43 0.41 0.38 0.37 0.36 0.38 0.43 0.43 0.44 0.45 Source: Grant Prideco estimates. Note: Based on fixed cutter revenue as percentage of total drill bit revenue. Others ReedHycalog Fixed Cutter % of Total Revenue - ReedHycalog Gains by Leading the Trend Total Market Fixed Cutter Revenue as Percent of Total Revenue

Increased Wear Resistance Improves Life Allows Cutters to Remain Sharp and Drill Faster Reduces Trips TReX Has Broadened the Application of PDC Bits TReXTM - The Leading Edge of Fixed Cutter Technology TReX Attacks the Essential Elements of Cost Per Foot

Advanced Cutter Technology in Action 1977 1985 2003

Roller Cone Bits Approximate 55% of Industry Revenues Early Stage of New Product Introductions TuffDutyTM Product Line TitanTM Product Line TuffCutter(tm) Product Line Improving Roller Cone Bit Performance

Couplings (Texas Arai) Accessories (Tube Alloy) Processing (TCA) Premium Threading (Atlas Bradford) Mills Operators Distributors Service Companies Tubular Technology and Marine Connections Products & Services Customers Marine Connections (XL Systems)

Tubular Technology: Opportunities to Improve Tube Alloy XL Systems Premium Threading Texas Arai TCA** Tubing Revenue 48.439 64.591 37.2 31.427 46.09 27.3 Operating Margin 0.124 0.068 0.097 -0.018 -0.026 -0.116 LTM 9/30/03 Revenues and Operating Margins* (2%) (12%) 12% 7% (3%) 10% 22% 24% 12% 11%* 11% 9% (2001 Operating Margin denoted in red-dashed boxes) * Operating income margin excludes special charges (see Attachment A). ** 2001 operating income margin reduced to exclude business with US Steel Corp. (refer to Attachment A).

Product Line Assessment Increase R&D Focus with New Products Large Diameter Premium Threads Semi Premium Threads New Products for XL Product Line Manufacturing Strategy (Threading) Tubular Technology / XL Strategy

Industry Trends

2003 28% Increase in North American Drilling Activity over 2002 Drill Pipe Inventory Liquidation Decreased Months in OCTG Inventories Improved Deep Drilling Activity 2004 Anticipate Stable / Improved Drilling Environment OCTG Inventory Stabilization Gradual Improvement in Drill Pipe Demand Recent Market Factors

1996 1997 1998 1999 2000 2001 2002 2003E Difference Between Production and Consumption -0.384 2.779 7.911 -2.823 -1.034 1.35 -0.642 -2.922 Inventories -0.384 2.415 10.326 7.503 6.469 7.818 7.176 4.254 Shrinking Drill Pipe Inventories Should Provide Future Benefit * Excludes CIS and China. Sources: Baker Hughes rig count and Grant Prideco estimates. Chart assumes average active rigs consume 4,725 feet per year. Cumulative Difference Since 1996 Estimated Difference Between Worldwide* Drill Pipe Production and Consumption (1996 - 2003)

1996 1997 1998 1999 2000 2001 2002 2003E Worldwide Drill Pipe Production 4532 6021 9346 2770 4184 5324 4374 3381 GRP Production per WW Rig - - 6009 1811 2506 3962 2707 1606 Shrinking Drill Pipe Inventories Should Provide Future Benefit * Excludes China and CIS. Sources: Baker Hughes rig count and Grant Prideco estimates of worldwide drill pipe sales. Annual Worldwide* Drill Pipe Sold Per Active Rig 8-Year Average: 5,000 ft / WW Rig Potential 48% Increase

Financial

Acquisition Date: December 20, 2002 Purchase Price: $355.0 Million 2002 EBITDA: $ 49.0 Million Original Multiple 7.2x 2003E EBITDA*: $ 66.2 Million Multiple: 5.4x ReedHycalog Acquisition Revisited * Excludes transition expenses totaling $3.9 million during 12 month period ended December 31, 2003 (see Attachment A).

ReedHycalog Acquisition Contributes to 2003 Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4'03 Directional 191.578 152.051 168.601 162.237 151.589 137.228 133.396 153.254 156.391 Horizontal 5.27 53.254 56.721 68.081 77.938 Historic Grant Prideco ReedHycalog Q4 '01 Q1 '02 Q2 '02 Q3 '02 Q4 '02 Q1 '03 Q2 '03 Q3 '03 Q4'03 GRP - Excludes ReedHycalog 35.145 18.473 19.453 10.57 9.081 7.286 4.541 8.814 5.949 ReedHycalog 0.796 11.261 13.447 14.097 16.299 ReedHycalog Historic Grant Prideco Quarterly Revenue Quarterly Operating Income

Pro Forma Operating Results * Amount represents trailing 12 months of revenue generated by ReedHycalog (pre & post acquisition). ** Operating margin amounts exclude special items (refer to Attachment A). $292 $238 $191 $79 $14 LTM 9/30/03 Revenue* and Operating Margin** Drilling Products ReedHycalog* Tubular Technology Marine Products Other Revenue ($ in Millions) 65% of total revenue accounts for 94% of total segment operating income Operating Income Margin 15% 20% 2% 5% (16%)

Pro Forma Operating Results * Amount represents trailing 12 months of revenue generated by ReedHycalog (pre & post acquisition). ** Operating margin amounts exclude special items (refer to Attachment A). $292 $238 $180 $57 $14 LTM 9/30/03 Revenue* and Operating Margin** Drilling Products ReedHycalog* Tubular Technology Marine Products Other Revenue ($ in Millions) 65% of total revenue accounts for 94% of total segment operating income Operating Income Margin 15% 20% 4% 5% (7%) $45

Improving the Balance Sheet 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/03E Total Debt 266.178 257.775 219.714 210.754 495.503 464.463 465.203 444.582 437.971 Leverage 0.341 0.303 0.27 0.265 0.429 0.416 0.411 0.406 0.41 Decreasing Total Debt Despite Challenging Market Lighter shaded columns include the effects of the ReedHycalog acquisition. Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition

Leading Market Share in Core Businesses Manufacturing Efficiency Opportunities Growth Opportunities Internal External Adding Synergistic, Value-Adding Business and Products Improving or Exiting Under-Performing / Non-Strategic Businesses Developing High-Value Technology Focused on Lowering Capital Costs In Summary

Attachment A

Attachment A (cont'd)

Attachment A (cont'd)